UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 19, 2020

SCHMITT INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Oregon	001-38964	93-1151989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2765 N.W. Nicolai Street, Portland, Oregon		97210-1818
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (503) 227-7908

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock – no par value	SMIT	NASDAQ Capital Market
Series A Junior Participating Preferred Stock Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 19, 2020, Schmitt Industries, Inc. (“we”, “us” or “our”) received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we did not file our Quarterly Report on Form 10-Q for the quarter ended August 31, 2020 (the “Form 10-Q”) by October 16, 2020, as required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5250(c)(1). Under Nasdaq rules, we now have 60 calendar days, or until December 18, 2020, to submit to Nasdaq a plan to regain compliance with the Nasdaq rules. If Nasdaq accepts the plan, we will have until April 13, 2021 to regain compliance. We intend to file the Form 10-Q by October 30, 2020 to regain compliance.

Our common stock will continue to be listed and traded on the Nasdaq Capital Market during the 60-day grace period, subject to our compliance with the other continued listing requirements of the Nasdaq Capital Market.

Special Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding: the timing of filing our Form 10-Q. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements in this Form 8-K include, but are not limited to, our ability to complete the accounting review associated with the Form 10-Q to comply with Nasdaq rules. In addition, please refer to the risk factors contained in our periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended May 31, 2020, available at www.sec.gov, under the caption Risk Factors and elsewhere. We do not undertake any obligation to update any forward-looking statements to reflect new information or events or circumstances occurring after the date of this Form 8-K.

Item 7.01.	Regulation FD Disclosure.

A press release, dated October 23, 2020, disclosing the Company’s receipt of the Nasdaq notification letter referenced above is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of Schmitt Industries, Inc. under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release of Schmitt Industries, Inc., issued on October 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

October 23, 2020	By:	/s/ Jamie Schmidt
Name: Jamie Schmidt
Title: Chief Financial Officer and Treasurer